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NEWS RELEASE

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                                        Contact:  Sitrick And Company
                                                  Michael Sitrick
                                                  Donna Walters
                                                  (310) 788-2850



          CALIFORNIA JOCKEY CLUB SAYS DISSIDENTS RELEASE IS MISLEADING


     SAN MATEO, CA -- AUGUST 29, 1996 -- The California Jockey Club's nominees issued the following statement in response to a news release issued today by a dissident stockholder group seeking to unseat CJC's current Board of Directors:

          "The dissident group claims in their release that they have allegedly found 'serious departures from the truth in a document filed by the . . . board of the California Jockey Club and (are) demanding immediate correction of the misrepresentations.' However, the dissidents don't state what the alleged misrepresentations are. Thus, we have nothing to which we can respond. This is consistent with their so-called plan, which provides no specifics, either.


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2029 Century Park East, Suite 1750
Los Angeles, CA 90067
(310) 788-2850  Fax: (310) 788-2855


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NEWS RELEASE

[SITRICK AND COMPANY LOGO]


                                        Contact:  Sitrick And Company
                                                  Michael Sitrick
                                                  Donna Walters
                                                  (310) 788-2850



      CALIFORNIA JOCKEY CLUB ISSUES STATEMENT REGARDING GAMCO NEWS RELEASE


        SAN MATEO, CA -- AUGUST 29, 1996 -- The California Jockey Club today issued the following statement regarding the two news releases issued by GAMCO Investors, Inc.:

        California Jockey Club (CJC) very much appreciates GAMCO's suggestions for potential improvements to the Hudson Bay transaction. CJC's only understanding with GAMCO, with respect to these matters, is CJC's willingness, subject to Hudson Bay Partners' approval, to discuss any refinements to the Hudson Bay transaction that may prove to be in the best interests of CJC stockholders.

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2029 Century Park East, Suite 1750
Los Angeles, CA 90067
(310) 788-2850  Fax: (310) 788-2855